Exhibit 99.1

For more information, please contact: William Snider Chief Financial Officer (720) 956-6598 bsnider@uwbank.com

IMMEDIATE RELEASE

UNITED WESTERN BANCORP, INC. REPORTS SALE OF
MORTGAGED BACKED SECURITIES

Denver – July 1, 2009 – United Western Bancorp, Inc. (NASDAQ: UWBK) (the “Company”), a Denver-based holding company whose principal subsidiary, United Western Bank® (the “Bank”), is a community bank focused on expansion across Colorado’s Front Range market and selected mountain communities, today announced that the Bank sold mortgage-backed securities with an unpaid principal balance of $47.3 million of lower tranche mortgage backed securities secured primarily by “option-adjustable-rate” mortgage loans (the “Option ARM Securities”) to an unaffiliated third party. Total consideration received for the Option ARM Securities was $378,000. As a result of the disposition, the Company expects to record a pretax loss on sale of $47 million, or approximately $29.8 million net of tax.

The Option ARM Securities sold comprised 100% of the Company’s exposure to mortgage-backed securities collateralized by option-adjustable-rate mortgage loans. When the Bank originally acquired the Option ARM Securities, each security was rated AA by at least two nationally recognized rating agencies. In the period from April 2008 to June 30, 2009, the Option ARM Securities were progressively downgraded until they were graded significantly below investment grade by at least one nationally recognized rating agency. As a result of the down grade to below investment grade, the subordinated position of these Option ARM Securities, in relation to more senior securities issued in the same securities arrangement, required the Bank to assign large amounts of capital to the Option ARM Securities for the purposes of determining the Bank’s regulatory risk-based capital ratio. Consequently, the Bank elected to sell the Option ARM Securities. The sale of the Option ARM Securities provides regulatory capital relief to the Bank in spite of the after tax loss as a result of the combined effects of the sale itself and the resulting tax benefit.  This sale also reduces the overall risk profile of the mortgage-backed securities portfolio of the Bank and the consolidated Company.

The Company expects that the Bank will file a Thrift Financial Report with the Office of Thrift Supervision (“OTS”) on or before July 30, 2009 which will continue to reflect that the Bank was “well capitalized” as of June 30, 2009 under the regulatory framework for prompt corrective action, based on the Bank’s Tier 1, total capital and leverage ratios.

United Western Bancorp, Inc.
July 1, 2009

The loss on the sale of the mortgage-backed securities will offset a majority of the gain the Company realized from the sale of certain assets of Sterling Trust Company, which the Company announced June 29, 2009.  Approximately $18 million of this loss net of tax on the sale of the Option ARM Securities had already been reflected in the Company’s book value through other comprehensive income at March 31, 2009.  As a result of the above transactions the Company expects to report an increase in its book value at June 30, 2009. Combined with operations in the quarter ended June 30, 2009, the Company expects its book value to increase approximately $19 million at June 30, 2009 as compared to March 31, 2009. The Company expects to report a profit for the three month and six month periods ended June 30, 2009.

The Company will discuss its comprehensive balance sheet strategy in its second quarter investor call expected to occur in early August.

About United Western Bancorp, Inc.

Denver-based United Western Bancorp, Inc. is focused on developing its community-based banking network through its subsidiary, United Western Bank, by strategically positioning branches across Colorado’s Front Range market and certain mountain communities. This area spans the eastern slope of the Rocky Mountains – from Pueblo to Fort Collins, and from metropolitan Denver to the Roaring Fork Valley. United Western Bank plans to grow its network to an estimated ten to 12 community bank locations over the next three to five years. In addition to community-based banking, United Western Bancorp, Inc. and its subsidiaries offer deposit services to institutional customers and custodial, administrative, and escrow services through its wholly owned subsidiary, UW Trust. For more information, please visit our web site at www.uwbancorp.com.

United Western Bancorp, Inc.
July 1, 2009

Forward-Looking Statements

This press release contains “forward-looking statements” that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks and uncertainties. Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, development and growth of our community bank network and our business strategy. Forward-looking statements sometimes include terminology such as “may,” “will,” “expects,” “anticipates,” “predicts,” “believes,” “plans,” “estimates,” “potential,” “projects,” “intends,” “should” or “continue” or the negative thereof or other variations thereon or comparable terminology. However, a statement may still be forward looking even if it does not contain one of these terms. As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties and assumptions that could cause actual performance or results to differ materially from those in the forward-looking statements. These factors include, but are not limited to: the successful implementation of our community banking strategies, the ability to secure, timing of and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (“EESA”), including without limitation the Troubled Asset Relief Program (“TARP”) and the Capital Purchase Program (“CPP”), and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions; and the risks and uncertainties discussed elsewhere and/or set forth from time to time in our periodic reports, filings, and public statements. There can be no assurance that the EESA will have a beneficial impact on the financial markets, including current extreme levels of volatility. To the extent the market does not respond favorably to the TARP or CPP or the TARP or CPP does not function as intended, our business may not receive the anticipated positive impact from the legislation. In addition, the U.S. Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. We cannot predict whether or when such actions may occur or what impact, if any, such actions could have on our business, results of operations and financial condition and we may become subject to new or heightened legal standards and regulatory requirements, practices or expectations which may impede our profitability or affect our financial condition. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release.

United Western Bancorp, Inc.
July 1, 2009

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to us at that time. We do not intend to update or revise the forward-looking statements made in this press release after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

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